UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

NOBLE VICI GROUP, INC.
(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOBLE VICI GROUP, INC.

1 Raffles Place, #33-02

One Raffles Place Tower One

Singapore 048616

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Noble Vici Group, Inc. will be held at No. 8F-1A, 8th Floor Tower 2 @ PFCC, Jalan Puteri 1/2, Bandar Puteri 47100 Puchong Selangor, Malaysia on October 14, 2019, at 11:00 a.m., Malaysia Standard Time (GMT +8), for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect one director to our Board of Directors to serve for the ensuing year;
2.	To ratify the appointment of Exelient PAC as our independent registered public accounting firm for the fiscal year ending March 31, 2020;
3.	To consider and act on an advisory (non-binding) proposal on the compensation arrangements of certain executive officers;
4.	To consider and act on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers; and
5.	To transact such other business as may properly come before the meeting.

The record date for the determination of stockholders entitled to notice of and to vote at the annual meeting is September 6, 2019. Accordingly, only stockholders of record as of that date will be entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

Your vote is very important to us. Regardless of whether you expect to attend the meeting, please act promptly to vote your shares. You may vote your shares by telephone, over the Internet or by attending the annual meeting and voting your shares in person. You may also grant your proxy to vote by telephone, over the Internet or by returning a signed, dated and marked proxy card that you received. If you are present at the meeting and hold shares in your name, you may vote in person even if you have previously submitted your proxy by telephone, over the Internet or by mail. If your shares are held in street name with your broker or by a nominee and you wish to vote in person at the meeting, you will need to obtain a legal proxy from the institution that holds your shares and provide that legal proxy at the meeting.

By Order of the Board of Directors
Eldee Wai Chong Tang,
Chief Executive Officer, Interim Chief Financial Officer, Director
September 17, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 14, 2019

The Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 are available at www.sec.gov.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

OF

NOBLE VICI GROUP, INC.

Approximate date of mailing — September 17, 2019

Date, Time and Place of Annual Meeting

The annual meeting of stockholders of Noble Vici Group, Inc., or “we”, “us” or the “Company,” is scheduled to be held as follows:

Date:	Thursday, October 14, 2019
Time:	11:00 a.m., Malaysia Standard Time (GMT +8)
Place:	No. 8F-1A 8th Floor Tower 2 @ PFCC, Jalan Puteri 1/2, Bandar Puteri 47100 Puchong Selangor, Malaysia

Proposals to be Considered at the Annual Meeting

At the annual meeting, you will be asked to consider and vote on the following proposals:

•	To elect one director to our Board of Directors to serve for the ensuing year;
•	To ratify the appointment of Exelient PAC as our independent registered public accounting firm for the fiscal year ending March 31, 2020;
•	To consider and act on an advisory (non-binding) proposal on the compensation arrangements of certain executive officers;
•	To consider and act on an advisory (non-binding) proposal on how frequently stockholders should vote to approve the compensation arrangements of certain executive officers; and
•	To transact such other business as may properly come before the meeting.

In the event that a quorum is not present at the annual meeting, you may also be asked to vote upon a proposal to adjourn or postpone the annual meeting to solicit additional proxies.

Record Date

Our Board of Directors has fixed the close of business on September 6, 2019, as the record date for the annual meeting and only holders of record of our common stock on the record date are entitled to vote at the annual meeting. On the record date, there were outstanding 210,704,160 shares of our common stock.

Voting Rights and Quorum

Each share of our common stock is entitled to one vote. The presence in person or representation by proxy of holders of a majority of the shares of our common stock issued and outstanding as of the close of business on September 6, 2019, will constitute a quorum at the annual meeting. If a share is represented for any purpose at the meeting, it is deemed to be present for the transaction of all business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event that a quorum is not present at the annual meeting, it is expected that the annual meeting will be adjourned or postponed to solicit additional proxies.

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Vote Required

Each item to be acted upon at the meeting requires the affirmative vote of the holders of a majority of the shares of our common stock represented at the meeting in person or by proxy and entitled to vote on the item, assuming that a quorum is present or represented at the meeting. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, and will have no effect. With respect to the other proposals, a properly executed proxy marked “ABSTAIN,” although counted for purposes of determining whether there is a quorum, will not be voted. Accordingly, an abstention will have the same effect as a vote cast against a proposal. Under Nevada law, a broker non-vote will have no effect on the outcome of the matters presented for a stockholder vote.

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, must vote those shares in accordance with your instructions. In accordance with the rules of the New York Stock Exchange (the “NYSE”), a brokerage firm may give a proxy to vote its customer’s stock without customer instructions if the brokerage firm (i) transmitted proxy materials to the beneficial owner of the stock, (ii) did not receive voting instructions by the date specified in the statement accompanying the proxy materials and (iii) has no knowledge of any contest with respect to the actions to be taken at the stockholders’ meeting and such actions are adequately disclosed to stockholders. In addition, under new NYSE rules, brokerage firms may not vote their customers’ stock without instructions from the customer if the vote concerns the election of directors, a matter relating to executive compensation, including the advisory proposal on compensation and the advisory proposal on how frequently stockholders should vote to approve the compensation of the named executive officers, which will be voted on at the meeting, or an authorization for a merger, consolidation or any matter that could substantially affect the rights or privileges of the stock.

Voting and Revocation of Proxies

After carefully reading and considering the information contained in this proxy statement, you may attend the annual meeting and vote your shares in person, by telephone or over the Internet. You may also grant your proxy to vote by returning a signed, dated and marked proxy card, by telephone or over the Internet.

Unless you specify to the contrary, all of your shares represented by valid proxies will be voted

•	“FOR” all director nominees;
•	“FOR” the appointment of Exelient PAC as our independent registered public accounting firm;
•	“FOR” the approval of the compensation arrangements of certain executive officers; and
•	“FOR” the approval of holding an advisory vote on executive compensation arrangements every 3 years.

The persons you name as proxies may propose and vote for one or more adjournments or postponements of the annual meeting, including adjournments or postponements to permit further solicitations of proxies. Such proxy holders may also vote in its discretion on any other matters that properly come before the annual meeting.

Until exercised at the annual meeting, you can revoke your proxy and change your vote in any of the following ways:

•	by delivering written notification to us at our principal executive offices at 1 Raffles Place, #33-02, One Raffles Place Tower One, Singapore 048616, Attention: Corporate Secretary;
•	by changing your vote or revoking your proxy by telephone;
•	if you hold shares in your name, by attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);
•	if you have instructed a broker or bank to vote your shares, by following the directions received from your broker or bank to change those instructions; or
•	if you hold shares in street name with your broker or by a nominee, by obtaining a legal proxy from the institution that holds your shares, attending the annual meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).

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If you decide to vote by completing, signing, dating and returning a proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy.

Solicitation of Proxies

The accompanying proxy is being solicited by our Board of Directors, and we will pay for the entire cost of the solicitation. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding the solicitation material to the beneficial owners of our common stock held of record by those persons, and we may reimburse them for reasonable transaction and clerical expenses. In addition to the use of the mail, proxies may be solicited personally or by telephone, facsimile or other means of communication by our officers and regular employees. These people will receive no additional compensation for these services, but will be reimbursed for any expenses incurred by them in connection with these services. We have engaged Pacific Stock Transfer to assist in the solicitation of proxies. We will pay that firm approximately $2300 for its services and reimburse its out-of-pocket expenses for such items as mailing, copying, phone calls, faxes and other related matters.

Delivery of One Proxy Statement to A Single Household

We will deliver only one proxy statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this proxy statement was delivered, or deliver a single copy of this proxy statement and any future proxy statements and annual reports to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Noble Vici Group, Inc., 1 Raffles Place, #33-02, One Raffles Place Tower One, Singapore 048616, Attn: Secretary. The Secretary may also be reached by telephone at + 65 6491 7998.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of September 13, 2019, as to the beneficial ownership of our common stock, in each case, by (i) each person known to us to be the beneficial owner of more than 5% of our common stock; (ii) each executive officer; (iii) each individual named in the Summary Compensation Table; (iv) each of our directors and nominees; and (v) all of our current executive officers and directors as a group.

Name of Beneficial Owner (1)	Amount (number of shares)	Percentage of Outstanding Shares of Common Stock (2)

Eldee Tang (3)	118,661,647	56.3%

All executive officers and directors as a group (two persons)	118,661,647	56.3%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Noble Vici Group, Inc., 1 Raffles Place, #33-02, One Raffles Place Tower One, Singapore 048616.
(2)	Applicable percentage ownership is based on 210,704,160 shares of common stock outstanding as of September 13, 2019, together with securities exercisable or convertible into shares of common stock within 60 days of September 13, 2019. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of September 13, 2019, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)	Eldee Tang was appointed the Chief Executive Officer and director of the Company effective March 27, 2018, and interim Chief Financial Officer June 21, 2019.

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DIRECTORS, OFFICERS, NOMINEES AND CONTROL PERSONS

Set forth below are the present directors and executive officers and director nominees of the Company. There are no arrangements or understandings between any of the directors, director nominees, officers and other persons pursuant to which such person was selected as a director or an officer.  Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified.  Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Name	Age	Position
Eldee Wai Chong Tang	43	Chief Executive Officer, Chief Financial Officer (interim) and Director
Sin Chi Yip	43	Chief Corporate Officer and Secretary

Biographies

Set forth below are brief accounts of the business experience during the past five years of each director, executive officer and significant employee of the Company.

Sir Eldee Tang, age 43, joined us as our Chief Executive Officer and Director on March 27, 2018. On June 21, 2019, Mr. Tang was appointed as an Interim Chief Financial Officer. He has served as a Partner and Executive Director of Venvici Pte. Ltd., a SME that focuses on crowdsourcing in e-commerce and mobile commerce technology, since April 2015. Mr. Tang founded Noble Infotechnologies Pte. Ltd., a data analytics company focusing on financial IT infrastructure technologies, and has served as its Managing Director since 2006. Mr. Tang also founded Infinite Lifestyle Pte. Ltd., a wellness and related product company, and served as its Managing Director from April 2006 to 2012. Mr. Tang received his Diploma in Electronic and Computer Engineering from Ngee Ann Polytechnic in Singapore in 1996, his Masters in Business Administration from the University of South Australia in 2008 and his Doctorate in Business Administration from the International America University in Los Angeles in 2016.

Mr. Tang is a seasoned entrepreneur in the e-commerce and fintech industry. He is the recipient of numerous distinguished business awards including the Most Promising Entrepreneur Award from Asia Pacific Entrepreneur Award (APEA) in 2010 as well as the Global Outstanding Young Chinese Award by the Global Chinese Outstanding Youth in 2016. In 2017, he was knighted by the Sovereign Order of Saint John of Jerusalem, Knights of Malta for his philanthropic contributions. We believe that Mr. Tang’s deep experience in e-commerce, big data and internet industries qualifies him to serve on our Board of Directors.

Sin Chi Yip, age 43, joined us as our Chief Financial Officer on March 27, 2018. On June 21, 2019 Sin Chi Yip was appointed to serve as the Chief Corporate Officer and Secretary, and Mr Yip relinquished his roles as Chief Financial Officer and Interim Chief Operating Officer. Prior to joining the company, he served as the Chief Financial Officer of Thong Yong International Pte. Ltd., a shipping vessel development and construction company with a portfolio of 20 vessels operating in Singapore, Middle East, Malaysia, China, Indonesia and the Netherlands, since October 2008. From September 2006 to September 2008, Mr. Yip served as the Finance Manager of CIMC Raffles Offshore Ltd., a shipyard that specializes in constructing offshore vessels. Mr. Yip served as an accountant at Acumen Engineering Pte. Ltd, a plastic resins distribution company, from January 2003 to August 2006. He began his career as an auditor with Deloitte & Touche LLP in 2000 until he departed in 2003. Mr. Yip received his Bachelor of Accountancy and Executive Masters in Business Administration from Nanyang Technological University (Singapore) in 2000 and 2012, respectively. He also participated in the Advanced Management Program from the University of California, Berkeley in 2011. On May 31, 2019, Mr Yip was appointed to serve as our interim Chief Operating Officer and Secretary, due to the departure of Jon Yee Chuan Lim, our previous Chief Operating Officer and Secretary.

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Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

No executive officer or director has been involved in the last ten years in any of the following:

·	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
·	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
·	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
·	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
·	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or
·	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Certain Relationships And Related Transactions

Other than as disclosed below, there are no transactions during our two most recent fiscal years ended March 31, 2019 and March 31, 2018, or any currently proposed transaction, in which our Company was or to be a participant and the amount exceeds the lesser of $120,000 or one percent of the average of our Company’s total assets at year end for our last two completed years, and in which any of our directors, officers or principal stockholders, or any other related person as defined in Item 404 of Regulation S-K, had or have any direct or indirect material interest.

From time to time, our shareholders advance funds to the Company on an unsecured, non-interest bearing basis, which funds are due on demand. As of March 31, 2019 and March 31, 2018, Ms. Kao Wei-Chen, our former affiliate, advanced $280,317, all of which is outstanding.

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Transactions of NVPL

During the year ended March 31, 2019, and 2018, we made payments to the related parties as follow:

	March 31, 2019	March 31, 2019
Vendor	Amount for the year	Accounts Payable
WMI Holdings Private Limited	$263,548	$–
WMI Enterprise Private Limited	$–	$–
GToken Private Limited	$82,882	$–
GToken Limited	$460,115	$–

	March 31, 2018	March 31, 2018
Vendor	Amount for the year	Accounts Payable
WMI Holdings Private Limited	$151,452	$–
WMI Enterprise Private Limited	$106,476	$–
GToken Private Limited	$108,496	$–
GToken Limited	$50,871	$–

Eldee Tang, our Chief Executive Officer and Director, owns 66.5% of WMI Holdings Private Limited and 50% of WMI Enterprise Private Limited. Eldee Tang also owns 10% of Gtoken Limited and 9.2% of Gtoken Private Limited.

From time to time, Eldee Tang, our Chief Executive Officer and Director, advances funds to the Company for working capital purposes. Those advances are unsecured, non-interest bearing and due on demand. The imputed interest on the loan from a related party was not significant. As of March 31, 2019 and 2018 the Company owed Eldee Tang a balance of $91,483 and $69,069 respectively.

We have not adopted policies or procedures for approval of related person transactions but review them on a case-by-case basis. We believe that all related party transactions were on terms at least as favorable as we would have secured in arm’s-length transactions with third parties. Except as set forth above, we have not entered into any material transactions with any director, executive officer, and promoter, beneficial owner of five percent or more of our common stock, or family members of such persons.

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CORPORATE GOVERNANCE

Director Independence

Our board of directors currently consists of Eldee Tang, our Chief Executive Officer, who does not qualify as an independent director under the published listing requirements of the NASDAQ Stock Market or the NYSE. As of the date hereof, we have not adopted a standard of independence nor do we have a policy with respect to independence requirements for our board members or that a majority of our board be comprised of “independent directors.”

Board Meetings

During fiscal year 2019, our Board held acted by written consent [6] times. No director attended less than 75 percent of our Board or committee meetings of which they were members. The work of the Company’s directors is performed not only at meetings of the Board, but also by consideration of the Company’s significant business decisions through the review of documents and in numerous communications among Board members and others.

Director Attendance at Annual Meeting

We have not yet developed a policy regarding director attendance at annual meetings of the stockholders. We expect all current directors to attend our 2019 Annual Stockholders Meeting.

Committees of Our Board

We have not yet established Compensation, Audit, and Nominations and Corporate Governance committees nor do we have an Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. Currently, the functions of these committees are performed by our entire Board of Directors. We hope to establish these committees and appoint an Audit Committee financial expert as our business develops.

Consideration of Director Nominees

Our policy is to consider properly submitted shareholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors” and “Stockholder Proposals.” In evaluating nominations, the Board seeks to achieve a balance of knowledge, experience and capability on our Board and to address the membership criteria set forth below under “Board Diversity and Director Qualifications.”

Board Diversity and Director Qualifications

Although there is no specific board diversity policy in place presently, our Board does consider such factors as it deems appropriate consistent with criteria which may be established by our Board from time to time. Our goal in selecting directors for nomination to our Board is generally to seek to create a well-balanced team that combines diverse experience, skill and intellect of seasoned directors in order to enable us to pursue our strategic objectives. We have not reduced the qualifications for service on our Board to a checklist of specific standards or specific, minimum qualifications, skills or qualities. Rather, we seek, consistent with the vacancies existing on our Board at any particular time and the interplay of a particular candidate’s experience with the experience of other Directors, to select individuals whose business experience, knowledge, skills, diversity and integrity would be considered a desirable addition to our Board and any committees thereof.

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We make determinations as to Director selection based upon the facts and circumstances at the time of the receipt of the Director candidate recommendation. Applicable considerations include: whether we are currently looking to fill a new position created by an expansion of the number of Directors, or a vacancy that may exist on our Board; whether the current composition of our Board is consistent with the criteria described in our charter; whether the candidate submitted possesses the qualifications that are generally the basis for selection of candidates to our Board; and whether the candidate would be considered independent under the rules of the NYSE and our standards with respect to Director independence.

Identifying and Evaluating Nominees for Directors

We may utilize a variety of methods for identifying and evaluating nominees for Director. We consider the appropriate size of our Board and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, we will consider various potential candidates for Director. Candidates may come to our attention through current Board members, professional search firms, shareholders or other persons. As described above, we consider properly submitted nominations for candidates for our Board. Following verification of the recommending shareholder’s status, recommendations are considered by the the Board its next regularly scheduled meeting.

Communications with Our Board

Stockholders and interested parties who wish to contact our Board, a committee thereof, the presiding non-management director of executive sessions or any individual director are invited to do so by writing to:

Board of Directors of Noble Vici Group, Inc.

c/o Corporate Secretary

1 Raffles Place, #33-02

One Raffles Place Tower One

Singapore 048616

All communications will be forwarded to our Board of Directors, the specified committee or the specified individual director, as appropriate.

Board Leadership Structure

We intend to designate Eldee Wai Chong Tang to serve as executive member of the Board upon re-election to the Board. As the Chief Executive Officer, Interim Chief Financial Officer and Director of the Company, we believe that Mr. Tang will bring to the Board extensive experience and familiarity with our business in particular and its industries generally. We believe this background enhances the role of executive members of the Board in the development of long-term strategic plans and oversight of senior management in the implementation of those plans.

As our business operations and processes mature, we expect to appoint independent directors as suitable candidates become available. We anticipate that these independent directors will comprise and chair our future Compensation Committee, Audit Committee and the Nominating and Governance Committee as they are established. Each such independent directors will have with opportunities to meet in executive sessions without management present at the time of each regular Board meeting and additionally as deemed appropriate or necessary. Because Mr. Tang is not independent under NYSE standards, the chair at these executive sessions will rotate among the chairman of the Compensation Committee, the Audit Committee and the Nominating and Governance Committee. We believe that this structure will allow multiple directors to exercise important leadership roles, and will also provide for focused engagement by the Board committees and their chairs in their respective areas of responsibility. We believe that this structure, once established, will help facilitate clear and open communications between the Board of Directors and senior management, while providing for active oversight by independent directors.

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Board’s Role in Risk Oversight

Our management team is primarily responsible for the day-to-day assessment and management of the Company’s risk exposure. The Board of Directors provides oversight in connection with these efforts, with a particular focus on the most significant risks facing us. The Board of Directors believes that communication between the management team and the Board of Directors is essential for both effective risk management and for meaningful oversight. To this end, the Board of Directors meets with our Chief Executive Officer and the other members of our senior management team to discuss strategies, key challenges, and risks and opportunities for us. Management team members make themselves available to the Board of Directors to answer questions regarding the Company’s most significant issues, including risks affecting the Company.

In order to help facilitate its risk oversight responsibilities, the Board of Directors intends to utilize each of its committees to oversee specific areas of risk that are appropriately related to the committee’s areas of responsibility once such committees are established. The Audit Committee will assist the Board of Directors in discharging its oversight responsibilities in the areas of internal control over financial reporting, disclosure controls and procedures and legal and regulatory compliance. The Audit Committee will discuss with management, the internal audit group and the independent auditor guidelines and policies with respect to risk assessment and risk management. The Audit Committee will also discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposure. The Compensation Committee will assist the Board of Directors in discharging its oversight responsibilities regarding the risks related to the attraction and retention of personnel as well as the risks associated with the design of compensation programs and arrangements applicable to both executive officers and to all employees. The Nominating and Corporate Governance Committee will establish, monitor and evaluate the implementation of our corporate governance policies. While the Board committees will be responsible for initially monitoring certain risks, the entire Board of Directors will be kept informed of the significant risks facing the Company through management and committee reports about such risks and the steps being taken to mitigate these risks.

Risk Assessment of Compensation Policies and Practices

Our Board of Directors oversees management’s evaluation of whether our employee compensation policies and practices pose any risks that are reasonably likely to have a material adverse effect on the Company. In conducting this evaluation, management reviews our overall compensation structure, taking into account the overall mix of compensation and the overall business risk. Management undertakes such a review periodically and reports to the Board any finding that a risk related to our compensation structure may exist, as well as any factors which may mitigate the risk posed by the particular compensation policy or practice. We have determined that there are currently no risks arising from our compensation policies and practices that are reasonably likely to have a material adverse effect on the Company.

Employee, Director and Officer Hedging

We have not adopted any practice or policy regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. As such, our employees, officer, directors or their designees are generally permitted to engage in these transactions.

Code of Conduct

As our business matures, we intend to adopt a Code of Ethics applicable to our senior executive management team and our employees.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

Currently, our executive directors and officers receive cash compensation for services in such capacities. We expect to establish an incentive compensation plan as our company matures. We expect that our executive compensation philosophy will be to create a long-term direct relationship between pay and our performance. Our executive compensation program will be designed to provide a balanced total compensation package over the executive’s career with us. The compensation program objectives will be to attract, motivate and retain the qualified executives that help ensure our future success, to provide incentives for increasing our profits by awarding executives when corporate goals are achieved and to align the interests of executives and long-term stockholders. We expect the compensation package of our named executive officers to consist of the following main elements:

1.	base salary for our executives that is competitive relative to the market, and that reflects individual performance, retention and other relevant considerations;

2.	incentive compensation consisting of stock options, restricted stock and the like; and

3.	discretionary bonus awards payable in cash and or securities of the Company tied to the satisfaction of corporate objectives.

Process for Setting Executive Compensation

As we do not have Compensation Committee, our Board will be responsible for developing and overseeing the implementation of our philosophy with respect to the compensation of executives and for monitoring the implementation and results of the compensation philosophy to ensure compensation remains competitive, creates proper incentives to enhance stockholder value and rewards superior performance. The Board will annually review and approve for each named executive officer, and particularly with regard to the Chief Executive Officer, all components of the executive’s compensation. The Board may award discretionary bonuses to each of the named executives, and reviews and approves the process and factors (including individual and corporate performance measures and actual performance versus such measures) used by the Chief Executive Officer to recommend such awards. Additionally, the Board will review and approve the base salary, equity-incentive awards (if any) and any other special or supplemental benefits of the named executive officers.

We expect our Chief Executive Officer to periodically provide the Board with an evaluation of each named executive officer’s performance, based on the individual performance goals and objectives developed by the Chief Executive Officer at the beginning of the year, as well as other factors. The Board will provide an evaluation for the Chief Executive Officer. These evaluations will serve as the bases for bonus recommendations and changes in the compensation arrangements of our named executives.

Our Compensation Peer Group

We expect to engage in informal market analysis in evaluating our executive compensation arrangements. As the Company and its businesses mature, we may retain compensation consultants that will assist us in developing a formal benchmark and selecting a compensation peer group of companies similar to us in size or business for the purpose of comparing executive compensation levels.

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Program Components

We expect our executive compensation program to consist of the following elements:

Base Salary

Our base salary structure will be designed to encourage internal growth, attract and retain new talent, and reward strong leadership that will sustain our growth and profitability. The base salary for each named executive officer will reflect our past and current operating profits, the named executive officer’s individual contribution to our success throughout his career, internal pay equity and informal market data regarding comparable positions within similarly situated companies. In determining and setting base salary, the Board will consider all of these factors, though it will not assign specific weights to any factor. The Board will generally review the base salary for each named executive officer on an annual basis. For each of our named executive officers, we expect to review base salary data internally obtained by the Company for comparable executive positions in similarly situated companies to ensure that the base salary rate for each executive is competitive relative to the market.

Discretionary Bonus

The objectives of our bonus awards will be to encourage and reward our employees, including the named executive officers, who contribute to and participate in our success by their ability, industry, leadership, loyalty or exceptional service and to recruit additional executives who will contribute to that success.

Each of our named executive officers will be eligible for consideration for a discretionary cash bonus. The Chief Executive Officer will make recommendations regarding bonus awards for the named executive officers and the Board provides the bonus recommendation for the Chief Executive Officer. However, the Board/Compensation Committee will have sole and final authority and discretion in designating to whom awards are made, the size of the award, if any, and its terms and conditions. The bonus recommendation for each of the named executive officers depends on a number of factors, including (i) the performance of the Company for the year, (ii) the satisfaction of certain individual and corporate performance measures, and (iii) other factors which the Board may deem relevant. The Company did not award any cash bonuses during fiscal year 2019.

Stock Holdings

The Board recognizes the importance of having a portion of the named executive officers’ compensation be paid in the form of equity, to help align the executives’ interests with the interests of the Company’s stockholders. Initially, we expect the Board to emphasize the cash-based portion of our compensation program over a stock program because it believes the discretionary nature of the cash-based compensation gives it the needed flexibility to factor in and reward the attainment of longer-term goals for the Company and the executives, as the Board deems appropriate.

We have not timed nor do we plan to time our release of material non-public information for the purpose of affecting the value of executive compensation.

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Summary Compensation Table

The following summary compensation table sets forth the aggregate compensation we paid or accrued during the fiscal years ended March 31, 2019 and 2018 to (i) our Chief Executive Officer (principal executive officer), (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers on March 31, 2019 whose total compensation was in excess of $100,000, and (iii) up to two additional individuals who would have been within the two-other-most-highly compensated but were not serving as executive officers on March 31, 2019.

	Fiscal	Salary	Bonus	Equity Awards	All Other Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
Eldee Tang	2018	US$177,780	0	0	0	US$177,780
Chief Executive Officer,	2019	0	0	0	0	0
Interim Chief Financial Officer and Director (1)

_______________________
(1)	Eldee Tang, our Chief Executive Officer and Director, was appointed as Interim Chief Financial Officer on June 21, 2019 due to our management reorganization.

Narrative disclosure to Summary Compensation

Each of Messrs. Eldee Tang and Yip are parties to an employment agreement with NVPL, our subsidiary, or the Employment Agreements, as of the dates and for the annual salary set forth below:

Name	Position	Monthly Salary (Singapore Dollars)/ USD	Effective Date
Eldee Tang	Chief Executive Officer, Interim Chief Financial Officer and Director	S$20,000 / US$14,815	April 1, 2018
Sin Chi Yip	Chief Corporate Officer and Secretary	S$10,000 / US$7,407	April 1, 2018

In addition to the base salary set forth above, each executive officer may be entitled to quarterly bonuses based upon performance indicators established by the company.

Each executive officer may terminate his respective employment agreement by giving two months prior written notice thereof. NVPL is entitled to reduce the termination period by offsetting against the employment amounts due. NVPL may terminate the employment of each executive officer in the case of dishonesty, willful or gross misconduct, violation of house rules, gross incompetence or persistent breach of any terms of employment.

Our executive officers are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with their services on our behalf. They are also entitled to certain health and welfare benefits, transportation allowances, and relevant professional membership fees and course fees.

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The foregoing description of the Employment Agreements of Messrs. Tang and Yip is qualified in its entirety by reference to such agreements which are filed as Exhibits 10.14 and 10.15 to this Annual Report and are incorporated herein by reference.

Other than set out above and below, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We expect to establish one or more incentive compensation plans in the future. Our directors and executive officers may receive securities of the Company as incentive compensation at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers.

Equity Awards

There are no options, warrants or convertible securities outstanding. At no time during the last fiscal year with respect to any of any of our executive officers was there:

•	any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined;
•	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;
•	any option or equity grant;
•	any non-equity incentive plan award made to a named executive officer;
•	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or
•	any payment for any item to be included under All Other Compensation in the Summary Compensation Table.

Compensation of Directors

During our fiscal year ended March 31, 2019, we did not provide compensation to any of our directors for serving as our director. We currently have no formal plan for compensating our directors for their services in their capacity as directors, although we may elect to issue stock options to such persons from time to time. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Compensation Risk Management

Our Board of directors and human resources staff conducted an assessment of potential risks that may arise from our compensation programs. Based on this assessment, we concluded that our policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have material adverse effect on the Company. The assessment included our cash incentive programs, which awards non-executives with cash bonuses for punctuality. Our compensation programs are substantially identical among business units, corporate functions and global locations (with modifications to comply with local regulations as appropriate). The risk-mitigating factors considered in this assessment included:

•	the alignment of pay philosophy, peer group companies and compensation amounts relative to local competitive practices to support our business objectives; and

•	effective balance of cash, short- and long-term performance periods, caps on performance-based award schedules and financial metrics with individual factors and Board and management discretion.

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Compensation Committee Interlocks and Insider Participation

We have not yet established a Compensation Committee. Our Board of Directors performs the functions that would be performed by a compensation committee. Our board of directors is comprised of Eldee Tang, our Chief Executive Officer.

During the fiscal year ended March 31, 2019, none of our executive officers has served: (i) on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our board of directors; (ii) as a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the registrant; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the company.

Compensation Committee Report

Our board of directors has reviewed and discussed the Compensation Discussion and Analysis in this report with management. Based on its review and discussion with management, the board of directors recommended that the Compensation Discussion and Analysis be included in this Annual Report on Form 10-K for the year ended March 31, 2019. The material in this report is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before, or after the date of this Report on Form 10-K and irrespective of any general incorporation language in such filing.

Submitted by the board of directors:

Eldee Tang

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CHANGES IN OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; FEES

Appointment of Exelient PAC

On August 30, 2019, the Board of Directors of Noble Vici Group, Inc., a Delaware corporation (“we” or “us”), approved the resignation of HKCM CPA & Co. (“HKCMCPA”) as our independent registered public accountant., effective immediately. Except as noted in the paragraph immediately below, the reports of HKCMCPA on the Company’s consolidated financial statements for the years ended March 31, 2019 and 2018 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of HKCMCPA on the Company’s consolidated financial statements as of and for the years ended March 31, 2019 and 2018 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has not generated any revenues and has incurred operating losses since inception, which raised doubt about its ability to continue as a going concern.

During the years ended March 31, 2019 and 2018, the Company has not had any disagreements with HKCMCPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to HKCMCPA’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the years ended March 31, 2019 and 2018, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that HKCMCPA furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter was included as an exhibit to our Current Report filed with the Securities and Exchange Commission on August 30, 2019.

Concurrently therewith, we retained the firm of Exelient PAC (“Exelient”), to audit our consolidated financial statements for our fiscal year ending March 31, 2020.

During the fiscal years ended March 31, 2019 and 2018, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Exelient regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Exelient did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with HKCMCPA on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of HKCMCPA, would have caused HKCMCPA to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Fees Billed by Our Independent Registered Public Accounting Firms

We have not yet adopted policies and procedures regarding pre-approval for the provision of non-audit services by our principal independent account but consider them on a case-by-case basis. We hope to adopt such policies and procedures as our business develops.

HKCM CPA & Co. (Predecessor firm: HKCMCPA Company Limited) (“HKCMCPA”) audited our financial statements for the fiscal years ended March 31, 2019, and 2018.

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All audit work was performed by the full time employees of HKCMCPA for the above mentioned fiscal years. Our board of directors does not have an audit committee. The functions customarily delegated to an audit committee are performed by our full board of directors. Our board of directors approves in advance, all services performed by HKCMCPA, but have not adopted pre-approval policies or procedures. Our board of directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence, and has approved such services.

The following table sets forth fees billed by our auditors during the last two fiscal years for services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, services by our auditors that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, services rendered in connection with tax compliance, tax advice and tax planning, and all other fees for services rendered.

	March 31, 2019	March 31, 2018

Audit fees	$48,500	$2,800
Audit related fees	–	–
Tax fees	–	–
All other fees	–	–
Total	$48,500	$2,800

Report of the Board Performing the Duties of the Audit Committee

Our Board of Directors has reviewed and discussed the audited financial statements with management. The Board has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T. It has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence. Based upon the foregoing review and discussions, the Board recommended that the audited consolidated financial statements be included in the company’s Annual Report on Form 10K for the year ended March 31, 2019.

Submitted by members of the Board of Directors:

Eldee Wai Chong Tang

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PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board of Directors has approved the person named below as nominees for election to our Board of Directors. All presently serve as directors. Proxies will be voted for the election as directors for the ensuing year of the persons named below (or if for any reason unavailable, of such substitutes as our Board of Directors may designate). Our Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

Sir Eldee Tang, age 43, joined us as our Chief Executive Officer and Director on March 27, 2018. On June 21, 2019, Mr. Tang was appointed as an Interim Chief Financial Officer. He has served as a Partner and Executive Director of Venvici Pte. Ltd., a SME that focuses on crowdsourcing in e-commerce and mobile commerce technology, since April 2015. Mr. Tang founded Noble Infotechnologies Pte. Ltd., a data analytics company focusing on financial IT infrastructure technologies, and has served as its Managing Director since 2006. Mr. Tang also founded Infinite Lifestyle Pte. Ltd., a wellness and related product company, and served as its Managing Director from April 2006 to 2012. Mr. Tang received his Diploma in Electronic and Computer Engineering from Ngee Ann Polytechnic in Singapore in 1996, his Masters in Business Administration from the University of South Australia in 2008 and his Doctorate in Business Administration from the International America University in Los Angeles in 2016.

Mr. Tang is a seasoned entrepreneur in the e-commerce and fintech industry. He is the recipient of numerous distinguished business awards including the Most Promising Entrepreneur Award from Asia Pacific Entrepreneur Award (APEA) in 2010 as well as the Global Outstanding Young Chinese Award by the Global Chinese Outstanding Youth in 2016. In 2017, he was knighted by the Sovereign Order of Saint John of Jerusalem, Knights of Malta for his philanthropic contributions. We believe that Mr. Tang’s deep experience in e-commerce, big data and internet industries qualifies him to serve on our Board of Directors.

Our Board of Directors unanimously recommends that you vote “FOR” all of the nominees listed above.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed Exelient PAC, an independent registered public accounting firm, to serve as our independent registered public accounting firm for the fiscal year ending October 31, 2020, subject to stockholder approval. A representative of Exelient PAC is not expected to be present at the annual meeting.

Exelient PAC’s principal function is to audit management’s assessment of the effectiveness of our internal control over financial reporting and our consolidated financial statements and, in connection with that audit, to review certain related filings with the Securities and Exchange Commission and to conduct limited reviews of the financial statements included in our quarterly reports.

Our Board of Directors unanimously recommends that you vote “FOR” the proposal to ratify the appointment of Execlient PAC as our independent registered public accounting firm for the fiscal year ending March 31, 2020.

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PROPOSAL 3:

ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires us to periodically seek a non-binding advisory vote from our stockholders to approve the compensation as disclosed in the Compensation Discussion & Analysis (CD&A), tabular disclosures and narrative sections accompanying the tabular disclosures in this proxy statement. Since the required vote is advisory, the result of the vote is not binding upon the Board. Accordingly, stockholders are asked to approve the following advisory resolution at our 2019 Annual Meeting of Stockholders:

“RESOLVED, that the stockholders of Noble Vici Group, Inc. approve, on an advisory basis, the compensation awarded by the company to the named executive officers, as disclosed in the Compensation Discussion and Analysis, tabular disclosures, and other narrative executive compensation disclosures in the proxy statement for the 2019 Annual Meeting of Stockholders as required by the rules of the Securities and Exchange Commission.”

The Board of Directors has created a compensation program designed to attract, motivate and retain the qualified executives that help ensure the Company’s future success, to provide incentives for increasing profits by awarding executives when individual and corporate goals are achieved and to align the interests of executives and long-term stockholders.

The Board of Directors urges stockholders to read the CD&A beginning on page 9 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the accompanying Summary Compensation Table and other related compensation tables and narrative which provide detailed information on the compensation of our named executive officers. The Board of Directors believes that the policies and procedures articulated in the CD&A are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement reflects and supports these compensation policies and procedures.

Effect of Proposal

The proposal described above, commonly known as a "Say-on-Pay" proposal, gives you the opportunity to express your views regarding the compensation of the named executive officers by voting to approve or not approve such compensation as described in this proxy statement. This vote is advisory and will not be binding upon the Company or the Board. However, the Company and the Board will carefully consider the outcome of the advisory vote on executive compensation when considering future executive compensation arrangements.

Our Board of Directors unanimously recommends that you vote “FOR” the non-binding resolution on executive compensation.

PROPOSAL 4

ADVISORY, NON-BINDING VOTE ON FREQUENCY OF APPROVAL OF EXECUTIVE COMPENSATION (SAY-ON-FREQUENCY)

The Dodd-Frank Act requires us to provide our stockholders with the opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently we should consult an advisory Say-on-Pay vote.  Stockholders may indicate whether they would prefer that we conduct future Say-on-Pay votes every year, every two years or every three years. Stockholders also may abstain from casting a vote on this proposal.

Our Board of Directors has determined that a Say-on-Pay vote that occurs once every three years is the most appropriate alternative for us and therefore the Board recommends that you vote in favor of conducting a Say-on-Pay vote every three years.  The Board believes that a Say-on-Pay vote occurring every three years will provide our stockholders with sufficient time to evaluate the effectiveness of the Company's overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding an over-emphasis on short-term variations in compensation and business results. A Say-on-Pay vote occurring every three years will also permit stockholders to observe and evaluate the effect of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation.

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This vote is advisory, which means that is not binding on the Company or the Board of Directors.  The Company recognizes that the stockholders may have different views as to the best approach and looks forward to hearing from the stockholders as to their preferences on the frequency of the Say-on-Pay vote.  The Board of Directors will carefully review the outcome of the frequency vote; however, when considering the frequency of future Say-on-Pay votes, the Board of Directors may decide that it is in the Company's and the stockholders' long-term best interest to hold a Say-on-Pay vote more or less frequently than the frequency receiving the most votes cast by our stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the Say-on-Pay vote every year, every two years, every three years or abstain from voting).  Stockholders are not being asked to approve or disapprove the recommendation of the Board of Directors.

Our Board of Directors unanimously recommends that you vote to hold an advisory vote on executive compensation (Say-On-Pay) EVERY 3 YEARS.

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STOCKHOLDER PROPOSALS

Proposals by stockholders intended to be presented at the 2019 annual meeting of stockholders, to be considered for inclusion in our proxy statement for that annual meeting, must be personally delivered or mailed to our principal executive offices, as required by our Amended and Restated By-Laws, no later than 45 days prior to the mailing the proxy, to the attention of the Corporate Secretary as follows: Corporate Secretary, 1 Raffles Place, #33-02, One Raffles Place Tower One, Singapore 048616.

With respect to any proposal by a stockholder not seeking to have its proposal included in the proxy statement but seeking to have its proposal considered at the 2019 Annual Stockholders Meeting, if that stockholder fails to notify us of its proposal in the manner set forth above, then the persons appointed as proxies may exercise their discretionary voting authority if the proposal is considered at the 2019 annual meeting, notwithstanding that stockholders have not been advised of the proposal in the proxy statement for the 2019 annual meeting. Any stockholder proposals must comply in all respects with Rule 14a-8 of Regulation 14A and other applicable rules and regulations of the SEC.

Our amended and restated bylaws provide that a stockholder entitled to vote for the election of our directors may nominate persons for election to our Board of Directors or bring other business before a stockholder meeting by delivering written notice to our corporate secretary. Such notice generally must be delivered not later than the close of business on the 120th day prior to the actual date of annual meeting and no earlier than 150 days prior to the date of such annual meeting.

The stockholder’s notice must include:

(i)     as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;

(ii)     as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii)    as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A)       the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B)        the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

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(C)       whether and the extent to which, such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any entity that was listed in the Peer Group in the Stock Performance Graph in the most recent annual report to security holders of the Corporation (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company) and

(D)       any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

(iv)    as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph and any Proposed Nominee,

(A)       the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee and

(B)       the investment strategy or objective, if any, of such stockholder, and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v)     the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal prior to the date of such stockholder’s notice; and

(vi)    to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

Because the 2019 annual meeting is to be held on October 14, 2019, our corporate secretary must have received written notice of a stockholder proposal to be acted upon at the 2019 annual meeting not later than the close of business on June 17, 2019, nor earlier than the close of business on May 13, 2019.

The requirements found in our amended and restated bylaws are separate from and in addition to the requirements of the Securities and Exchange Commission that a stockholder must meet to have a proposal included in our proxy statement. We will furnish any stockholder desiring a copy of our amended bylaws without charge by writing to our corporate secretary as described in “Voting and Revocation of Proxies.”

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To elect one director to our Board of Directors to serve for the ensuing year For The approval of the compensation arrangements of certain executive officers For Against Abstain The approval of holding an advisory vote on executive compensation arrangements every 1 Year 2 Years 3 Years Abstain SEE REVERSE SIDE FOR ADDRESS, PHONE OR EMAIL CHANGES T O VOTE , MAR K BLOCK S BELO W I N BLU E O R BLAC K IN K A S FOLLOWS : ܈ KEEP THIS PORTION FOR YOUR RECORDS ----------------------------------------------------------------------------------------------------------------------------- --- ------------------------------------------- THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK. Against Abstain To ratify the appointment of Exelient PAC as our independent registered public accounting firm for the fiscal year ending March 31, 2020; For Against Abstain Signature (PLEASE SIGN AND DATE) Signature (PLEASE SIGN AND DATE) Please sign exactly as your name or names appear on this Proxy . When shares are held jointly, each holder should sign . When signing as executor, administrator, attorney, trustee or guardian, please give the full title as such . If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such . If signer is a partnership, please sign in partnership’s name by authorized person . «NAME1 »«NAME2 » ID# «HOLDERID » VOTES «CTOTVOTES_» ANNUAL MEETING OF SHAREHOLDERS OF NOBLE VICI GROUP, INC. Will be held at No. 8F - 1A, 8th Floor Tower 2 @ PFCC, Jalan Puteri 1/2, Bandar Puteri 47100 Puchong Selangor, Malaysia on October 14, 2019, at 11:00 a.m., Malaysia Standard Time (GMT +8), «NAME1 » «NAME2 » PLEASE SIGN AND DATE THIS REVOCABLE PROXY «ADDRESS1 » AND RETURN PROMPTLY IN THE ENCLOSED «ADDRESS2 » POSTAGE - PAID REPLY ENVELOPE. «CITY », «STATE » «ZIP »

NOBLE VICI GROUP, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON October 14, 2019, at 11:00 a.m. The undersigned hereby appoints Eldee Wai Chong Tang as Proxy, with full power of substitution, to represent the undersigned and to vote all shares of NOBLE VICI GROUP, INC. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on, October 14 th 2019 and any adjournments thereof, upon all matters that may properly come before the annual meeting. This Proxy, when properly executed, will be voted in the manner herein specified by the undersigned shareholder and at the discretion of the above - named Proxy upon such other matters as may properly come before the annual meeting . If you do not sign and return a Proxy or attend the meeting and vote by ballot, your shares cannot be voted . PLEASE SIGN AND DATE THIS REVOCABLE PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE - PAID REPLY ENVELOPE. ----------------------------------------------------------------------------------------------------------------------------- --- ------------------------------------------------------------ ADDRESS CHANGE To change the address on your account, please indicate your new address in the space below and send back to us with your Proxy card . Please note : changes to the registered name(s) must be done through the transfer process . Please feel free to call Pacific Stock Transfer with questions or instructions at 540 - 216 - 3011 . Name: Address: City: State: Zip Code: Email: Phone: Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement is available online at www.Annualgeneralmeetings.com